SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - July 28, 2005

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

(State or other jurisdiction (Commission File     (IRS Employer
     of Incorporation)             Number)       Identification
                                                    Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

           On July 28, 2005, Union National Financial
           Corporation issued a press release reporting record second quarter earnings and announcing the third quarter cash dividend. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (b)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Earnings Release dated July 28, 2005.



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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: July 28, 2005         /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer
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                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original
_______                                 ________________________

99.1       Press Release                5

                          EXHIBIT 99.1

                         Press Release

                          PRESS RELEASE

  Union National Financial Corporation Reports Record Earnings
  ____________________________________________________________
for the Second Quarter and Announces Third Quarter Cash Dividend
________________________________________________________________

Mount Joy, Pennsylvania, July 28, 2005. Union National Financial Corporation, the parent bank holding company of Union National Community Bank, reported record earnings of $859,000 for the second quarter of 2005, an increase of 8.5% over earnings of $792,000 for the second quarter of 2004. Basic and diluted earnings per share for the second quarter of 2005 amounted to $0.34, an increase of 9.7% as compared to basic and diluted earnings per share of $0.31 for the same period of 2004. For the six months ended June 30, 2005, basic earnings per share amounted to $0.67 and diluted earnings per share amounted to $0.65, as compared to basic earnings per share of $0.62 and diluted earnings per share of $0.60 for the six months ended June 30, 2004. Consolidated earnings for the six months ended June 30, 2005, were $1,681,000, as compared to $1,565,000 for the same period of 2004. In addition, earnings for the second quarter of 2005 reflected an increase as compared to earnings of $822,000 for the first quarter of 2005.

Union National's earnings for the second quarter and the first six months of 2005, as compared to the same periods of 2004, were enhanced by an increase in net interest income and other operating income. This increase in income was partially offset by an increase in the provision for loan losses, a decrease in gains on the sale of investment securities and an increase in other operating expenses. The increase in net interest income resulted from growth in earning assets and specifically growth in commercial loans. The increase in other operating income was primarily due to an increase in MasterMoney fee income, an increase on commissions received from the sale of alternative investment products and various other increases in fee income. The increase in the provision for loan losses was a result of continued loan growth. The increase in operating expenses primarily related to key strategic initiatives which included the key additions to our sales team and support staff. There was also an increase in health insurance costs and various other expense categories.

The Board of Directors of Union National Financial Corporation approved the payment of its third regular quarterly cash dividend for 2005. The cash dividend of 16 cents per share is payable on August 20, 2005, to stockholders of record on August 10, 2005.


FINANCIAL HIGHLIGHTS       Three Months Ended
____________________       __________________
                      June 30, 2005  June 30, 2004 Percent Change
                     ______________ ______________ ______________
Net Interest Income     $ 3,517,000    $ 3,173,000          10.8%
Provision for
  Loan Losses               144,000         99,000          45.5%
Other Operating
  Income                  1,130,000        947,000          19.3%
Investment Securities
  Gains                      14,000         77,000         -81.8%
Other Operating
  Expenses                3,473,000      3,134,000          10.8%
Net Income                  859,000        792,000           8.5%


PER SHARE INFORMATION:
Earnings Per Share -
  Basic                       $0.34          $0.31           9.7%
Earnings Per Share -
  Assuming Dilution            0.34           0.31           9.7%
Dividends Per Share           0.152          0.152           0.0%
PERFORMANCE RATIOS:
Net Interest Margin %
   (Taxable-Equivalent)       3.83%          3.96%          -3.3%
Return on Average
   Stockholders' Equity      12.38%         12.42%          -0.3%
Return on Average Realized
   Stockholders' Equity (1)  12.59%         12.53%           0.5%

(1) Excludes the impact of accumulated other comprehensive income on total stockholders' equity.


                              Six Months Ended
                              ________________


                      June 30, 2005  June 30, 2004 Percent Change
                     ______________ ______________ ______________
Net Interest Income     $ 7,096,000    $ 6,286,000          12.9%
Provision for
  Loan Losses               268,000        156,000          71.8%
Other Operating
  Income                  2,118,000      1,851,000          14.4%
Investment Securities
  Gains                      35,000        164,000         -78.7%
Other Operating
   Expenses               6,943,000      6,264,000          10.8%
Net Income                1,681,000      1,565,000           7.4%
PER SHARE INFORMATION:
Earnings Per Share -
   Basic                      $0.67          $0.62           8.1%
Earnings Per Share -
   Assuming Dilution           0.65           0.60           8.3%
Dividends Per Share           0.305          0.305           0.0%
PERFORMANCE RATIOS:
Net Interest Margin %
  (Taxable-Equivalent)        3.92%          4.00%          -2.0%
Return on Average
  Stockholders' Equity       12.45%         11.87%           4.9%
Return on Average Realized
  Stockholders' Equity(1)    12.60%         12.20%           3.3%

(1) Excludes the impact of accumulated other comprehensive income on total stockholders' equity.



                          Balance Sheet as of
                          ___________________

                      June 30, 2005  June 30, 2004 Percent Change
                      _____________  _____________ ______________
Total Loans            $282,558,000   $246,440,000          14.7%
Allowance for Loan
  Losses                 (2,561,000)    (2,131,000)         20.2%
Total Assets            428,037,000    373,781,000          14.5%
Total Deposits          285,461,000    249,948,000          14.2%
Total Stockholders'
  Equity                 27,479,000     25,204,000           9.0%
PER SHARE INFORMATION:
Book Value Per Share         $10.94         $10.01           9.3%
BALANCE SHEET RATIOS:
Total Stockholders'
  Equity as a %
  of Assets                   6.42%          6.74%          -4.7%
Nonperforming Loans
  as a % of Total
  Loans                       0.76%          0.72%           5.6%


Union National Community Bank, a wholly-owned subsidiary of Union
National Financial Corporation, has been serving its communities for over 150 years. The bank operates seven retail offices in Lancaster County.

For Further Information, Please Contact:
Mark D. Gainer, President/CEO
Union National Financial Corporation
101 East Main Street
P.O. Box 567
Mount Joy, PA 17552-0567
(717) 653-1441

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

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